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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ----------------------------------


                                   FORM 8-K
                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report                                                  April 21, 1999
(Date of Earliest Event Reported)

                      COLUMBIA/HCA HEALTHCARE CORPORATION
            (Exact name of Registrant as specified in its Charter)


                                   DELAWARE
                           (State of Incorporation)


 001-11239                                                       75-2497104
(Commission                                                   (I.R.S. Employer
File Number)                                                 Identification No.)



One Park Plaza, Nashville, Tennessee                                 37203
(Address of principal executive offices)                          (Zip Code)

                                (615) 344-9551
             (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

        On April 21, 1999, Columbia/HCA Healthcare Corporation (the "Company") announced operating results for the first quarter ended March 31, 1999.

        The Company also announced that, subject to certain financing arrangements and regulatory approvals, its Board of Directors has authorized the spin-offs of LifePoint Hospitals, Inc. and Triad Hospitals, Inc. (America and Pacific Groups, respectively) to the stockholders of Columbia/HCA and established April 30, 1999 as the record date for the distribution.


ITEM 7. EXHIBIT

        Exhibit 20      Copy of press release dated April 21, 1999.


                                   SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA/HCA HEALTHCARE CORPORATION

/s/ JOHN M. FRANCK II
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John M. Franck II
Corporate Secretary

DATED:  April 21, 1999